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Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

        The undersigned executive officer of Meetinghouse Bancorp, Inc. (the "Company") hereby certify that this Annual Report on Form 10-K for the year ended September 30, 2012 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

By:	/s/ ANTHONY A. PACIULLI Anthony A. Paciulli President and Chief Executive Officer (principal executive officer) December 28, 2012
By:	/s/ WAYNE GOVE Wayne Gove Chief Financial Officer and Treasurer (principal financial and accounting officer) December 28, 2012

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  Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002